UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

Exceed World, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55377	98-1339955
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1-23-38-8F, Esakacho, Suita-shi, Osaka Japan	564-0063
(address of principal executive offices)	(zip code)

Telephone: +81-6-6339-4177
(registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

a.	On July 12, 2019, Exceed World, Inc. (the “Company”) released its independent registered public accounting firm, Lo and Kwong C.P.A. & Co. (“L&K”) of Hong Kong (successor to Lo and Kwong C.P.A. Company Limited).

b.	On September 26, 2018, the Company completed a business reorganization (the “Reorganization”) in accordance with two share purchase agreements. Pursuant to the Reorganization, the Company became a 100% owner of Force International Holdings Limited, a Hong Kong limited company (“Force Holdings”). The financial statements of the Company have contained the results of Force Holdings and its subsidiaries (“Acquired Companies”) since the completion of the Reorganization (“Post-merger Exceed”). Prior to the completion of the Reorganization, L&K conducted a pre-merger audit for Acquired Companies.

c.	L&K's report on the financial statements for the year ended September 30, 2018 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

d.	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm. During the year ended September 30, 2018 and the period from October 1, 2018 through July 12, 2019, there have been no disagreements with L&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. During the year ended September 30, 2018 and the period from October 1, 2018 through July 12, 2019, there were no “reportable events” as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

e.	We have authorized L&K to respond fully to the inquiries of the successor accountant.

f.	The Company provided a copy of the foregoing disclosures to L&K prior to the date of the filing of this report and requested that L&K furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	On July 12, 2019, the Company engaged MaloneBailey, LLP (“MB”) of Houston, Texas, as its new independent registered public accounting firm.

b.	Prior to the completion of the Reorganization, MB served as the independent registered public accounting firm of Exceed World, Inc. (“Pre-merger Exceed”). The financial statements of Pre-merger Exceed did not contain the results of Force Holdings and Acquired Companies.

c.	During the years ended September 30, 2018 and 2017, and the subsequent interim period through July 12, 2019 (the date of the new engagement), Post-merger Exceed did not consult with MB regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by MB, in either case where written or oral advice provided by MB would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement or a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT
16.1	Letter from Lo and Kwong C.P.A. & Co. dated July 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exceed World, Inc.

Dated: July 12, 2019	/s/ Tomoo Yoshida
Tomoo Yoshida
Chief Executive Officer